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                                                                   EXHIBIT 10.18

              SECURITY AND PLEDGE AGREEMENT AND COMMERCIAL GUARANTY

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BORROWER: mHL Development Company        LENDER: The Confederated Tribes of the
          16125 SW 72nd Avenue                   Grand Ronde Community of Oregon
          Portland, OR  97224                    9615 Grand Ronde Road
                                                 Grand Ronde, OR 97347

GUARANTOR:  Richard G. Sass
            Jennifer B. Sass
            02000 SW Palatine Hill Road
            Portland, OR  97219

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AMOUNT OF GUARANTY.  The amount of this Guaranty is the Indebtedness.

CONTINUING GUARANTY. For good and valuable consideration, Richard G. Sass and Jennifer B. Sass (collectively referred to as "Guarantor"), jointly and severally, absolutely and unconditionally guarantee and promise to pay to The Confederated Tribes of the Grand Ronde Community of Oregon ("Lender") or its order, in legal tender of the United States of America, all the Indebtedness (as that term is defined below) of mHL Development Company ("Borrower") to Lender on the terms and conditions set forth in this Security and Pledge Agreement and Commercial Guaranty.

DEFINITIONS. The following wards shall have the following meanings when used in this Guaranty:

        BORROWER.  The word "Borrower" means mHL Development Company.

        COMMERCIAL DEED OF TRUST. The words "Commercial Deed of Trust" mean a Trust Deed and Assignment of Rents executed by Guarantor in a form acceptable to Lender for the real property commonly known as 02000 SW Palatine Hill Road, Portland, Oregon 97219, as security for Guarantor's obligations under this Guaranty.

        GUARANTOR. The word "Guarantor" means Richard G. Sass and Jennifer B. Sass, jointly and severally.

        GUARANTY. The word "Guaranty" means this Security and Pledge Agreement and Commercial Guaranty between Guarantor and Lender dated April 14, 2000.

        INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, (e) all costs advanced to protect Lender's security interests in any and all collateral for the Note, (f) all collection costs and expenses relating to the Note or to any collateral for the Note, and (g) any extensions or renewals of the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees and legal expenses, whether or not suit is instituted, and attorneys' fees and legal expenses for bankruptcy proceedings

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        (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

        LENDER. The word "Lender" means The Confederated Tribes of the Grand Ronde Community of Oregon, its successors and assigns.

        NOTE. The word "Note" means the note or credit agreement dated April 14, 2000, in the principal amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the Note or credit agreement.

        PLEDGED SHARES. The words "Pledged Shares" mean all of the shares of capital stock of National Applied Science, Inc., that are owned or held by Guarantor (the "Pledged Shares").

        RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the amount of the Indebtedness described above, plus all costs and expenses of (a) enforcement of this Guaranty, and (b) collection and sale of any collateral securing this Guaranty.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the right of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due whether at maturity or earlier by reason of acceleration or otherwise all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty as the Guarantor hereby expressly agrees that recourse may be had by Lender against both his or her separate property and community property, whether now owned or hereafter acquired.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. This Guaranty is Irrevocable and is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid.

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GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender without lessening Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when, and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been a made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) Guarantor has a financial interest in the Borrower and this Guaranty is executed at Borrower's request and for its benefit; (c) Guarantor has not and will not, without prior consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition; (g) this Guaranty does not require or result in the creation or imposition of any sale, transfer, assignment, lien, encumbrance, pledge, hypothecation, granting of a security interest, or any other disposition ("Lien") on all or part of any of the Pledged Shares, except for the Liens in favor of Lender created by this Guaranty; (h) neither the execution of this Guaranty, the delivery of the Pledged Shares as security, nor the foreclosure of the Guarantor's interest in the Pledged Shares will result in violation of the Stock Transfer Restriction Agreement, dated as of ____________________________, by and among National Applied Science, Inc. and Guarantor; and (i) Guarantor will not enter into any agreement (whether with any other future shareholder or interest holder of Borrower or any other person) restricting or otherwise affecting Guarantors' right to vote, receive dividends with respect to, or transfer any of the Pledged Shares, or any of Lender's rights under this Guaranty. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GRANT OF SECURITY INTEREST; PLEDGE OF SHARES. .As security for the full, prompt, and complete payment when due, whether at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all Indebtedness and all obligations of Guarantor under this Guaranty, Guarantor grants to

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Lender a security interest in all of Guarantor's interest in the shares of
National Applied Science, Inc. Pursuant to Guarantor's grant of such security interest, Guarantor hereby (i) assigns, delivers anal pledges to Lender all of the shares of capital stock of National Applied Science, Inc., that are owned or held by Guarantor (the "Pledged Shares"), duly endorsed for transfer or accompanied by a duly executed stock power, (ii) covenants to assign, deliver, and pledge to lender any shares of the capital stock of National Applied Science, Inc., that are owned or held by Guarantor after the date of this Guaranty, duly endorsed for transfer or accompanied by a duly executed stock power, and (iii) grants to Lender a security interest in (A) the Pledged Shares owned by Guarantor, (B) any shares of the capital stock of National Applied Science, Inc., that are issued to Guarantor after the date of this Guaranty, and
(C) all amounts payable to Guarantor with respect to or by reason of the Pledged Shares or any shares of the capital stock of National Applied Science, Inc., that are issued to Guarantor after the date of this Guaranty, and any proceeds from the sale or other disposition thereof, subject to the provisions set forth in this Guaranty. Any shares of the capital stock of National Applied Science, Inc., that are owned or held by Guarantor after the date of this Guaranty will, as of the date of issuance, become Pledged Shares.

IRREVOCABLE PROXIES. Notwithstanding any provision in this Guaranty to the contrary, unless and until a default under this Guaranty shall have occurred, Guarantor shall be entitled to exercise any and all rights relating to or pertaining to the Pledged Shares, including, without limitation, the right to:
(a) receive all dividends paid and distributions and other payments (including redemption or repurchase payments) so made in any way with respect to the Pledged Shares, other than those paid in shares of capital stock, provided, however, that all such dividends and distributions so paid and made shall be held in trust for the benefit of the Lender and shall be paid over to Lender and applied against the Indebtedness to the extent thereof; (b) vote the Pledged Shares; and (c) give consent, waivers, and ratifications with respect to the Pledged Shares. Effective upon the occurrence of a default under this Guaranty and for so long as any default is continuing, Guarantor hereby appoints Lender to be Guarantor's proxy agent, with full power of substitution, to vote all of the Pledged Shares owned by Guarantor, and hereby covenants to appoint Lender to be Guarantor's proxy agent, with full power of substitution to vote any of the Pledged Shares, at all meetings of shareholders of National Applied Science, Inc. or any adjournment or adjournments thereof, and in all unanimous, written consents of shareholders of National Applied Science, Inc., with respect to all matters submitted to the shareholders of National Applied Science, Inc., for approval. For so long as a default hereunder is continuing, Lender will have all of the power Guarantor would possess with respect to the matters set forth in this section. Guarantor hereby ratifies and confirms all acts Lender may do or cause to be done by virtue of and within the limitations of this irrevocable proxy. Guarantor hereby revokes all previous proxies given by Guarantor with respect to the Pledged Shares. GUARANTOR HEREBY WAIVES ALL RIGHT TO CANCEL OR REVOKE THIS IRREVOCABLE PROXY UNTIL ALL OF THE INDEBTEDNESS AND ALL OBLIGATIONS UNDER THIS GUARANTY HAVE BEEN PAID AND PERFORMED IN THEIR ENTIRETY, AND ACKNOWLEDGES THAT THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

TITLE; NO LIENS. Guarantor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, rights, claims and encumbrances of every kind and nature whatsoever, Guarantor will keep the Pledged Shares free from any Liens except for the Liens in favor of Lender created by this Guaranty. Guarantor agrees that it will defend, at its sole expense, the Pledged Shares against all claims and demands of all Persons at any time claiming the same or any interest therein.

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TAXES AND ASSESSMENTS. Guarantor will pay or cause to be paid promptly when due all taxes and assessments on the Pledged Shares, unless the same are being contested in good faith by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained.

ADDITIONAL SECURITY. As additional security for the repayment of all Indebtedness and the full performance of all of Guarantor's obligations under this Guaranty, Guarantor shall execute and deliver to Lender a Commercial Deed of Trust in a form acceptable to Lender for the real property commonly known as 02000 SW Palatine Hill Road, Portland, Oregon 97219.

WAIVER. Guarantor hereby waives (i) diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of National Applied Science, Inc., protest or notice with respect to the Indebtedness and all of the obligations of Guarantor and all other demands whatsoever, (ii) all setoffs and counterclaims (except compulsory counterclaims) and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty, (iii) all notices that the principal amount, or any portion thereof, or any interest on any instrument or document evidencing all or any part of the Indebtedness is due, (iv) to the extent permitted by law, notices of exchange, sale, surrender, or other handling of the Pledged Shares, (v) all defenses based on lack of consideration, breach of warranty, and usury, and (vi) all rights to notice and a hearing or Lender's posting any bond or security which might otherwise be required prior to Lender's exercising any of Lender's remedies.

PERFECTION. Guarantor agrees to execute and deliver to Lender, at Guarantor's expense, such further documents and assurances and take such further action promptly upon the request of Lender from time to time reasonably requested in order more effectively to carry out the intent and purpose of this Guaranty, to perfect all security interests and pledges in favor of Lender described in this Guaranty, and to establish and protect the rights and remedies created or intended to be created in favor of Lender under this Guaranty. Without limiting the generality of the foregoing, Guarantor agrees to execute and deliver to Lender, upon Lender's reasonable request, such documents, filing statements or supplements or amendments thereof, each in recordable form, and to record or file counterparts thereof in accordance with the laws of the applicable jurisdiction. Guarantor further authorizes and empowers Lender to execute and file, on Guarantor's behalf and expense, any such filing statements or supplements or amendments thereof.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

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Guarantor also waives any and all rights or defenses arising by reason of (a)
any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment, or similar right, whether such claim, demand, or right may be asserted by the Borrower, the Guarantor, of both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

EVENTS OF DEFAULT. Any of the following events and occurrences will constitute an event of default under this Guaranty: Borrower defaults on any of the Indebtedness; Lender declares Borrower in default under the Note; Guarantor fails to make any payment to Lender on the Indebtedness; Guarantor fails to perform any obligation due to Lender under this Guaranty or any other agreement with Lender, including without limitation the Commercial Deed of Trust; any representation or warranty of Guarantor under this Guaranty or document delivered to Lender by Guarantor becomes or is found to have been materially untrue, materially incorrect, or materially misleading as of the time it was made or confirmed; there is any transfer or attempted transfer by Guarantor of any portion of the Pledged Shares; or any Lien that is not permitted by this Guaranty attaches to the Pledged Shares, or any interest therein.

REMEDIES. Upon the occurrence and during the continuance of any default, Lender may exercise all remedies at law or in equity, all of which are cumulative and nonexclusive, and all of which may be exercised without notice to or consent by Guarantor and may realize on all collateral for this Guaranty to the fullest extent the law allows. Without limiting the foregoing, Lender may immediately accelerate all Indebtedness and foreclose upon all of Lender's collateral, including foreclosure of the Commercial Deed of Trust. With respect to the Pledged Shares, Lender may exercise any rights and remedies available to Lender under the

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Uniform Commercial Code or exercise any other remedy available to Lender under any document at any time or times hereafter executed by Guarantor or Borrower and delivered to Lender. Lender may in its own name or that of Guarantor (and Guarantor hereby appoints Lender as its irrevocable attorney-in-fact, with full power of substitution, as to each of the following acts, which appointment is coupled with an interest and will not be affected by the subsequent disability or incompetency of Guarantor), transfer to the name of Lender or the name of its nominee or nominees any or all of the Pledged Shares; transfer the whole or, from time to time, any part of the Pledged Shares, or any interest therein, at any private sale or public auction, with or without demand, advertisement, or notice of the time or place of sale or adjournment thereof or otherwise, for cash or on credit or for other property, for immediate or future delivery, and for such price and on such other terms as Lender may deem commercially reasonable. At any such sale Lender may bid for and purchase all or any of the Pledged Shares free from any right or equity of redemption. Lender will be entitled to accept the first offer received at any sale and to offer such Pledged Shares to only one offeree. Guarantor hereby waives, to the fullest extent permitted under applicable laws, any claim it may otherwise have that the price at which such Pledged Shares were sold at any private sale or sales is less than the price which would have been obtained at a public sale or sales, or that the proceeds realized upon any sale, public or private, are less than the amount which could have been realized under other circumstances. Lender will be entitled to deduct all expenses of every kind incurred in connection with such sale or auction prior to applying the balance of the payments or proceeds of such sale or auction, as the case may be, to the payment and performance of all of Guarantor's obligations under this Guaranty. Lender shall, to the extent, and only to the extent, of any surplus remaining after payment in full of all of the Indebtedness, transfer and assign to Guarantor such Pledged Shares and proceeds held by Lender after the payment in full of all of the Indebtedness.

LENDER'S RIGHT OF SETOFF.

In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by tender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of, the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower;

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provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

FINANCIAL STATEMENTS. If requested by Lender, Guarantor shall furnish Lender with, as soon as available, but in no event later then 90 days after the end of each fiscal quarter, Guarantor's balance sheet anal income statement for the year ended, reviewed by a certified public accountant reasonably satisfactory to Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

        AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        APPLICABLE LAW. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR GUARANTOR AGAINST THE OTHER. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

        ATTORNEY'S FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for arbitration and bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

        NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at, the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to the Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

        INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when

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        this Guaranty is executed by more than one Guarantor, the words
        "Borrower" and Guarantor" respectively shall mean all and any one or more of them. Each Guarantor hereunder is jointly and severally liable with each and every other Guarantor hereunder. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provision of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall he guaranteed under this Guaranty.

        WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender. nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withhold in the, sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED APRIL 17, 2000.

GRANTOR

/s/ RICHARD G. SASS
-----------------------------
Richard G. Sass

/s/ JENNIFER B. SASS
-----------------------------
Jennifer B. Sass


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